UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2012

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On October 24, 2012, AOL Inc., a Delaware corporation (the “Company”), elected Dawn Lepore to the Board of Directors (the “Board”). As a member of the Board, Ms. Lepore will receive compensation from the Company pursuant to the Company’s annual compensation arrangements for non-employee directors, including (i) a cash retainer of $100,000, payable in quarterly installments, and pro-rated for services to be rendered during 2012 and (ii) a grant of restricted stock units under the 2010 AOL Inc. Stock Incentive Plan, as amended and restated, valued at $150,000 and pro-rated for services to be rendered through the Company’s 2013 Annual Meeting of Stockholders. The Company will determine Ms. Lepore’s committee membership at a later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Julie Jacobs
Name:	Julie Jacobs
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 25, 2012

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